Exhibit 10.2

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

June 30, 2011

Mr. Mike Harrison

Brocade Communications Systems, Inc.

130 Holger Way

San Jose, CA 95134-1376

Subject: Amendment 42 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 42 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. Exhibit A and Exhibit B of SOW#1 are hereby deleted in their entirety and replaced with Exhibit A attached hereto. Exhibit B part numbers and pricing are now included as part of Exhibit A.

2. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To: International Business Machines Corporation		Accepted and Agreed To: Brocade Communications Systems, Inc.

By:	/s/ Ron Clarke 7/15/11	By:	/s/ Andrew A. Vandeveld 7/1/11
Authorized Signature Date		Authorized Signature Date

Ron Clarke		Andrew A. Vandeveld
Type or Print Name		Type or Print Name

VP WW PP Sourcing		VP GSI
Title & Organization		Title & Organization

Address:		Address: 130 Holger Way
San Jose, California 95134-1376

Brocade Confidential

Accepted and Agreed To: Brocade Communications Switzerland, SarL

/s/ Albert Soto 01 - July - 2011
Authorized Signature Date

Albert Soto
Type or Print Name

Vice President EMEA
Title & Organization

Brocade Confidential

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	[**]		[**]	[**]	[**]
SW2400 & SW2800
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2Gbit/sec Switch Products and Software
SW3200
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 1 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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	[**]		[**]	[**]	[**]
SW3800
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 2 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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SW3900
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 3 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 4 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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4Gbit/sec Switch Products and Software
SW210x
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 5 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 6 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
SW4900
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BROCADE 5000

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 7500E
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8Gbit/sec Switch Products and Software
BROCADE 300
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 300 FRU’s
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BROCADE 300 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 10 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 5100
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BROCADE 5100 BUNDLED WITH SFP’S
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BROCADE 5100 FRU’s

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 5100 OPTIONAL SOFTWARE
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 5300
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BROCADE 5300 BUNDLED WITH SFP’S
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BROCADE 5300 FRU’s
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BROCADE 5300 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 13 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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FCoE Switch Products and Software
BROCADE 8000
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BROCADE 8000 - MAINTENANCE RENEWALS

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 8000 (CEE Only)
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 - ACCESSORIES
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BROCADE 8000 FRU’s
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 8000 OPTIONAL SOFTWARE
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BROCADE 8000 CEE Only (Accessories, FRU’s, Optional Software)
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BROCADE 8000 CEE Only FRU’s
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EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
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BROCADE 7800 MAINTENANCE RENEWALS
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BROCADE 7800 FRU’s
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BROCADE 7800 OPTIONAL SOFTWARE
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
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BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/ N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE FS8-18 ENCRYPTION BLADE
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-	BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU’s
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BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
MULTI-PROTOCOL ROUTER
SW7420
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]	[**]
SW24000
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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	[**]		[**]	[**]	[**]				[**]
SW48000
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number			Buyer Part Number								- M		- W	- U
Brocade Model	Brocade P/N		IBM Model or FC #		IBM PN / NUMA-Q PN		Description		Unit Price		**Software Maintenance (included in unit price of product)		Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[	**]	[	**]	[	**]	[	**]	[	**]	[	**]
BROCADE DCX (DATA CENTER BACKBONE)
	[	**]			[	**]	[	**]	[	**]	[	**]
	[	**]	[	**]	[	**]	[	**]	[	**]
	[	**]	[	**]	[	**]	[	**]	[	**]
	[	**]	[	**]	[	**]	[	**]	[	**]					[	**]
	[	**]	[	**]	[	**]	[	**]	[	**]					[	**]
	[	**]	[	**]	[	**]	[	**]	[	**]					[	**]
DCX BLADE - BUNDLED WITH SFP’S
	[	**]			[	**]	[	**]	[	**]
	[	**]			[	**]	[	**]	[	**]

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price		**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[	**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M		- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price		**Software Maintenance (included in unit price of product)		Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[	**]
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	[**]		[**]	[**]	[	**]
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	[**]	[**]	[**]	[**]	[	**]					[**]
DCX - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[	**]	[	**]
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DCX - FRU’s
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W		- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price		**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)		Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[	**]					[	**]
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	[**]	[**]	[**]	[**]	[	**]					[	**]
BROCADE DCX-4S
	[**]	[**]	[**]	[**]	[	**]		[	**]	[**]	[	**]
BROCADE DCX-4S MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[	**]
	[**]	[**]	[**]	[**]	[	**]
BROCADE DCX-4S - ACCESSORIES
	[**]		[**]	[**]	[	**]
	[**]		[**]	[**]	[	**]
BROCADE DCX-4S - FRU’s

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M		- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price		**Software Maintenance (included in unit price of product)		Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[	**]
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	[**]	[**]	[**]	[**]	[	**]					[	**]
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	[**]	[**]	[**]	[**]	[	**]
	[**]	[**]	[**]	[**]	[	**]
	[**]	[**]	[**]	[**]	[	**]
BROCADE DCX-4S - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[	**]	[	**]
	[**]	[**]	[**]	[**]	[	**]
	[**]	[**]	[**]	[**]	[	**]	[	**]
BROCADE FX8-24 DCX EXTENSION BLADE
	[**]	[**]	[**]	[**]	[	**]	[	**]			[	**]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU’s
	[**]	[**]	[**]	[**]	[	**]					[	**]
BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]
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BROCADE FCoE 10-24 DCX Blade
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE FCoE 10-24 DCX Blade -FRU’s
	[**]	[**]	[**]	[**]	[**]				[**]
FABRIC MANAGER
	[**]		[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
16Gbit/sec Switch Products
ACCESSORIES & FRU ACCESSORIES (used across platforms)
	[**]	[**]	[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
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IBM SYSTEM STORAGE SAN384B-2 (2499-416)
[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
IBM 2499-416 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
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IBM 2499-416 FRU'S

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AMENDMENT #42 TO SOW-1

EXHIBIT A

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/ N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]				[**]
IBM SYSTEM STORAGE SAN768B-2 (2499-816)
[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
IBM 2499-816 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
IBM 2499-816 FRU'S
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AMENDMENT #42 TO SOW-1

EXHIBIT A (Transceivers & Cables ONLY)

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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AMENDMENT #42 TO SOW-1

EXHIBIT A (Transceivers & Cables ONLY)

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 37 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (Transceivers & Cables ONLY)

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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CABLES
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CABLES (FRU’S)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 38 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (Transceivers & Cables ONLY)

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 39 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (Part #’s for DCX RMA purposes only)

DATE: June 30, 2011 - FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Brocade and IBM Confidential Information Page 40 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 41 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 42 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 43 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 44 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 45 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 46 of 47

AMENDMENT #42 TO SOW-1

EXHIBIT A (SW Maintenance)

DATE: June 30, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.	Confidential Information Page 47 of 47